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                                                                     Exhibit 4.4

                               SECURITY AGREEMENT

     This SECURITY AGREEMENT (this "Agreement") is made as of September 9, 2004, among the Grantors listed on the signature pages hereof and those additional entities that hereafter become parties hereto by executing the form of Supplement attached hereto as Annex 1 (collectively as the "Grantors" and individually as a "Grantor"), and THE BANK OF NEW YORK TRUST COMPANY, N.A., in its capacity as trustee under the Indenture described below) (the "Trustee").

                                   WITNESSETH:

     WHEREAS, pursuant to (a) that certain Indenture dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the "Indenture"), and by and among Securus Technologies, Inc., a Delaware corporation, as issuer (the "Company"), the Subsidiaries of the Company party thereto as guarantors (the "Guarantors") and the Trustee and (b) that certain Purchase Agreement dated as of August 18, 2004 (the "Purchase Agreement"), among the Company, the Guarantors, Credit Suisse First Boston LLC and Morgan Stanley & Co. Incorporated (the "Initial Purchasers"), the Company is issuing $154,000,000 aggregate principal amount of its Second-Priority Senior Secured Notes Due 2011 (the "Notes") which will be guaranteed on a senior secured basis by the Guarantors;

     WHEREAS, in order to induce the Trustee to enter into the Indenture and to induce the Initial Purchasers to enter into the Purchase Agreement and purchase the Notes, the Grantors have agreed to grant a continuing Lien on the Collateral (as hereinafter defined) in order to secure the prompt and complete payment, observance and performance of the obligations of the Grantors, including the Company, arising from this Agreement, the Indenture and the other Note Documents (the "Secured Obligations"), by the granting of the security interest contemplated by this Agreement;

     WHEREAS, the Company, the Guarantors, the Trustee and the Intercreditor Agent (as defined in the Intercreditor Agreement), among others, have entered into that certain Intercreditor Agreement, dated as of September 9, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the "Intercreditor Agreement"), pursuant to which the liens upon and security interests in the Collateral granted by this Agreement are and shall be subordinated in all respects to the liens upon and security interests in the Collateral granted pursuant to, and subject to the terms and conditions of, the Senior Lender Documents (as defined in the Intercreditor Agreement); and

     WHEREAS each Grantor has duly authorized the execution, delivery and performance of this Agreement.

     NOW, THEREFORE, for and in consideration of the recitals made above and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     1. Defined Terms.
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          (a) Capitalized terms used herein and not defined shall have the meanings ascribed to them in that certain Credit Agreement (as further amended, restated, refinanced, replaced, supplemented or otherwise modified from time to time, the "Credit Agreement") dated as of the date hereof, among the Company, ING Capital LLC, as administrative agent (the "Administrative Agent"), the Guarantors, and the various financial institutions party thereto from time to time.

          (b) "Copyrights" means copyrights and copyright registrations, including, without limitation, the copyright registrations and recordings thereof and all applications in connection therewith listed on Schedule 1 attached hereto and made a part hereof, and (i) all renewals or extensions thereof, (ii) all income, royalties, damages and payments now and hereafter due and/or payable under and with respect thereto, including, without limitation, payments under all licenses entered into in connection therewith and damages and payments for past or future infringements thereof, (iii) the right to sue for past, present and future infringements thereof, (iv) the goodwill of such Grantor's business symbolized by the foregoing and connected therewith, and (v) all of such Grantor's rights corresponding thereto throughout the world.

          (c) "Copyright Security Agreement" means each Copyright Security Agreement among the Grantors, or any of them, and the Trustee, for the benefit of the Noteholders, in substantially the form of Exhibit A attached hereto, pursuant to which the Grantors have granted to the Trustee, for the benefit of the Noteholders, a Security Interest in all their respective Copyrights.

          (d) "Intellectual Property" means any and all Intellectual Property Licenses, Patents, Copyrights, Trademarks, the goodwill associated with such Trademarks, trade secrets and customer lists.

          (e) "Intellectual Property Licenses" means rights under or interest in any patent, trademark, copyright or other intellectual property, including, without limitation, rights under or interest in software license agreements with any other party, whether such Grantor is a licensee or licensor under any such license agreement, including the license agreements listed on Schedule 2 attached hereto and made a part hereof, and the right to use the foregoing in connection with the enforcement of the Trustee's rights under the Indenture, including, without limitation, the right to prepare for sale and sell any and all Equipment now or hereafter owned by such Grantor and now or hereafter covered by such licenses.

          (f) "Note Documents" means this Agreement, the Purchase Agreement, the Pledge Agreement dated as of the date hereof, by and among certain of the Grantors and the Trustee, the Indenture, the Notes and all other documents relating to the Security Interest required by this Agreement to be entered into by the Grantors.

          (g) "Noteholders" means the holders of the Notes. A "Noteholder" means any one of them.

          (h) "Patents" means patents and patent applications, including, without limitation, the patents and patent applications listed on Schedule 3 attached hereto and made a


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part hereof, and (i) all reissues, continuations, or extensions thereof, (ii)
all income, royalties, damages and payments now and hereafter due and/or payable under and with respect thereto, including, without limitation, payments under all licenses entered into in connection therewith and damages and payments for past or future infringements thereof, (iii) the right to sue for past, present and future infringements thereof, and (iv) all of such Grantor's rights corresponding thereto throughout the world.

          (i) "Patent Security Agreement" means each Patent Security Agreement among the Grantors, or any of them, and the Trustee, for the benefit of the Noteholders, in substantially the form of Exhibit C attached hereto, pursuant to which the Grantors have granted to the Trustee, for the benefit of the Noteholders, a Security Interest in all their respective Patents.

          (j) "Records", as used in this Agreement, means information that is inscribed on a tangible medium or which is stored in an electronic or other medium and is retrievable in perceivable form.

          (k) "Trademarks" means trademarks, trade names, registered trademarks, trademark applications, service marks, registered service marks and service mark applications, including, without limitation, the trade names, registered trademarks, trademark applications, registered service marks and service mark applications listed on Schedule 4 attached hereto and made a part hereof, and
(i) all renewals thereof, (ii) all income, royalties, damages and payments now and hereafter due and/or payable under and with respect thereto, including, without limitation, payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (iii) the right to sue for past, present and future infringements and dilutions thereof, (iv) the goodwill of such Grantor's business symbolized by the foregoing and connected therewith, and (v) all of such Grantor's rights corresponding thereto throughout the world.

          (l) "Trademark Security Agreement" means each Trademark Security Agreement among the Grantors, or any of them, and the Trustee, for the benefit of the Noteholders, in substantially the form of Exhibit B attached hereto, pursuant to which the Grantors have granted to the Trustee, for the benefit of the Noteholders, a Security Interest in all their respective Trademarks.

     2. Grant of Security. Each Grantor hereby unconditionally grants, assigns and pledges to the Trustee, for the benefit of the Noteholders, a continuing security interest in (together with a right of setoff against) all of its right, title and interest in and to, whether now owned or hereafter acquired or arising, the personal property of such Grantor (hereinafter referred to as the "Security Interest"), including, without limitation, such Grantor's right, title and interest in and to the following, whether now owned or hereafter acquired or arising (collectively, the "Collateral"):

          (a) all of such Grantor's books and records (including all of its Records indicating, summarizing, or evidencing its assets (including the Collateral) or liabilities, all of its Records relating to its business operations or financial condition, and all of its goods or General Intangibles related to such information) ("Books");


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          (b) all of such Grantor's "chattel paper" as that term is defined in the UCC and, in any event, including, without limitation, tangible chattel paper and electronic chattel paper ("Chattel Paper");

          (c) all of such Grantor's interest with respect to any "deposit account" as that term is defined in the UCC and, in any event, including, without limitation, any checking or other demand deposit account, time, savings, passbook or similar account maintained with a bank, other than any of the foregoing accounts consisting solely of proceeds from Accounts and Inventory ("Deposit Accounts");

          (d) all of such Grantor's equipment, machinery, machine tools, motors, furniture, furnishings, fixtures, vehicles (including, without limitation, motor vehicles), tools, parts, data processing and computer equipment (including, without limitation, embedded software and peripheral equipment), manufacturing equipment, office machinery, trade fixtures and fixtures not forming a part of real property and goods (other than consumer goods, farm products, or Inventory), wherever located, together with all parts, manuals, drawings, instructions, warranties and rights with respect thereto ("Equipment");

          (e) all of such Grantor's "general intangibles" as that term is defined in the UCC and, in any event, including, without limitation, payment intangibles, contract rights, rights to payment, rights arising under common law, statutes, or regulations, choses or things in action, goodwill (including the goodwill associated with any Trademark, Patent or Copyright), Patents, Trademarks, Copyrights, URLs and domain names, industrial designs, other industrial or Intellectual Property or rights therein or applications therefor, whether under license or otherwise, programs, programming materials, blueprints, drawings, purchase orders, customer lists, monies due or recoverable from pension funds, route lists, rights to payment and other rights under any royalty or licensing agreements, including Intellectual Property Licenses, infringement claims, computer programs, information contained on computer disks or tapes, software, literature, reports, catalogs, pension plan refunds, pension plan refund claims, insurance premium rebates, tax refunds, and tax refund claims, uncertificated securities, and any and all supporting obligations in respect thereof, and any other personal property other than commercial tort claims, money, Accounts, Chattel Paper, Deposit Accounts, goods, Investment Property, Negotiable Collateral, and oil, gas, or other minerals before extraction ("General Intangibles");

          (f) all of such Grantor's "investment property" as that term is defined in the UCC and, in any event, including, without limitation, all securities, whether certificated or uncertificated, security entitlements, securities accounts, commodity contracts and commodity accounts as such terms may be defined in the UCC, and any and all supporting obligations in respect thereof ("Investment Property");

          (g) all of such Grantor's letters of credit, letter of credit rights, instruments, promissory notes, drafts and documents, as such terms may be defined in the UCC, and any and all supporting obligations in respect thereof ("Negotiable Collateral");

          (h) all of such Grantor's "supporting obligations" as such term is defined in the UCC, including, without limitation, letters of credit and guaranties issued in support of

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Chattel Paper, documents, General Intangibles, instruments, or Investment
Property ("Supporting Obligations");

          (i) all of such Grantor's interest with respect to any "commercial tort claims," as that term is defined in the UCC, including, without limitation those commercial tort claims listed on Schedule 5 attached hereto ("Commercial Tort Claims");

          (j) all of such Grantor's cash, Cash Equivalents or other assets (other than any assets described in clause (c)) that now or hereafter come into the possession, custody, or control of the Trustee or any Senior Lender (as defined in the Intercreditor Agreement), including the Intercreditor Agent (as defined in the Intercreditor Agreement);

          (k) all of the proceeds and products, whether tangible or intangible, of any of the foregoing, including, without limitation, proceeds of insurance or commercial tort claims covering any or all of the foregoing, and any and all Books, Chattel Paper, Deposit Accounts, Equipment, General Intangibles, Investment Property, Negotiable Collateral, Supporting Obligations, money, or other tangible or intangible property resulting from the sale, lease, license, exchange, collection, or other disposition of any of the foregoing, the proceeds of any award in condemnation with respect to any of the property of the Grantors, any rebates or refunds, whether for taxes or otherwise, and all proceeds of any such proceeds, or any portion thereof or interest therein, and the proceeds thereof, and all proceeds of any loss of, damage to or destruction of the above, whether insured or not insured, and, to the extent not otherwise included, any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral ("Proceeds").

          Notwithstanding the foregoing, the Collateral shall not include any Accounts, Inventory or Hedge Agreements now owned or existing or hereafter acquired or entered into by any Grantor, or any proceeds thereof.

     3. Security for Obligations. This Agreement and the Security Interest created hereby secures the payment and performance of all the Secured Obligations. Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by the Company and the Grantors, or any of them, to the Noteholders, but for the fact that they are unenforceable due to the existence of a bankruptcy action involving any of the Grantors.

     4. The Grantors Remain Liable. Anything herein to the contrary notwithstanding, (a) each of the Grantors shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of the duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Trustee or any Noteholder of any of the rights hereunder shall not release any of the Grantors from any of their respective duties or obligations under the contracts and agreements included in the Collateral, and (c) none of the Trustee and the Noteholders, including the Initial Purchasers, shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall any of the Trustee or the Noteholders, including the Initial Purchasers, be obligated to perform any of the obligations or duties of any of the Grantors thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

Until an Event of Default shall occur and be continuing, except as otherwise provided in this Agreement, the Indenture or the other Note Documents, the Grantors shall have the right to possession and enjoyment of the Collateral for the purpose of conducting the ordinary course of their respective businesses, subject to and upon the terms hereof and of the Indenture and other Note Documents.

     5. Representations and Warranties. Each Grantor hereby represents and warrants to the Trustee and the Noteholders, including the Initial Purchasers, as follows:

          (a) The exact legal name of each of the Grantors is set forth on the signature pages of this Agreement or a supplement hereto. No Grantor conducts, and, during the five-year period immediately preceding the Agreement Date, no Grantor has conducted, business under any trade name or other name other than those set forth on Schedule 6 attached hereto. The Internal Revenue Service taxpayer identification number and the organizational identification number issued by the state of formation of each Grantor are listed next to such Grantor's name on Schedule 6 attached hereto.

          (b) All of the Equipment of the Grantors is located at the places specified in Schedule 6.11 to the Credit Agreement or such similar provision of any successor Credit Agreement to the Credit Agreement as in effect on the date hereof. Each Grantor covenants and agrees that, for so long as this Agreement shall be in effect, it will comply with the terms and conditions of Section 6.11 of the Credit Agreement with respect to locations of Collateral.

          (c) As of the Agreement Date, no Grantor has any interest in, or title to, any registered Copyrights, registered Patents, registered Trademarks, or Intellectual Property Licenses except as set forth on Schedules 1, 2, 3 and 4, respectively, attached hereto. This Agreement is effective to create a valid and continuing Lien on and, upon filing of the Copyright Security Agreement with the United States Copyright Office and filing of the Patent Security Agreement and the Trademark Security Agreement with the United States Patent and Trademark Office, and the filing of appropriate Uniform Commercial Code financing statements in the jurisdiction(s) listed next to each Grantor's name on Schedule 7 hereto, all action necessary to perfect the Trustee's Lien on each Grantor's Patents, Trademarks or Copyrights shall have been duly taken and such perfected Liens are enforceable as such as against any and all creditors of and purchasers from any Grantor.

          (d) This Agreement creates a valid security interest in the Collateral of each of the Grantors, to the extent a security interest therein can be created under the UCC, securing the payment of the Secured Obligations. Except to the extent a security interest in the Collateral cannot be perfected by the filing of a Uniform Commercial Code financing statement under the UCC, all filings and other actions necessary to perfect such security interest have been duly taken or will have been taken upon the filing of Uniform Commercial Code financing statements listing each Grantor, as a debtor, and the Trustee, as secured party, in the jurisdiction(s) listed next to such Grantor's name on
Schedule 7 attached hereto. Upon the making of such filings, the Trustee shall have a second-priority perfected security interest in the Collateral (subject only to Permitted Liens) of each of the Grantors to the extent such security interest can be perfected by the filing of a financing statement under the UCC.

          (e) The parties intend that, to the extent permitted by applicable law, that all of the Collateral shall remain personal property regardless of the manner of its attachment or affixation to real property.

     6. Covenants. Each Grantor covenants and agrees with the Trustee and the Noteholders, including the Initial Purchasers, that from and after the date of this Agreement and until the date of termination of this Agreement in accordance with Section 20 hereof:

          (a) Possession of Collateral. In the event that any Collateral, including, without limitation, proceeds, is evidenced by or consists of Negotiable Collateral, Investment Property or Chattel Paper, and if and to the extent that perfection or priority of the Security Interest is dependent on or enhanced by possession, the applicable Grantor, subject to the provisions of the Intercreditor Agreement and in accordance with Section 8 hereof, shall promptly execute such other documents or, if applicable, endorse and deliver physical possession of such Negotiable Collateral, Investment Property or Chattel Paper to the Trustee;

          (b) Chattel Paper.

               (i) Subject to the provisions of the Intercreditor Agreement, to the extent such assets constitute Collateral, each Grantor shall take all steps reasonably necessary to grant the Trustee control of all electronic Chattel Paper in accordance with the UCC and all "transferable records" as that term is defined in Section 16 of the Uniform Electronic Transaction Act and Section 201 of the federal Electronic Signatures in Global and National Commerce Act as in effect in any relevant jurisdiction, and

               (ii) Subject to the provisions of the Intercreditor Agreement, to the extent such assets constitute Collateral, if any Grantor retains possession of any Chattel Paper or instruments promptly upon the request of the Trustee, such Chattel Paper and instruments shall be marked with the following legend:
"This writing and the obligations evidenced or secured hereby are subject to the security interest of The Bank of New York Trust Company, N.A. as Trustee for the benefit of the Noteholders";

          (c) Control Agreements.

               (i) After an Event of Default occurs and during the continuation thereof, each Grantor shall obtain an authenticated control agreement, in form and substance satisfactory to the Trustee, from each bank or financial institution holding a Deposit Account for such Grantor, and

               (ii) After an Event of Default occurs and during the continuation thereof, each Grantor shall obtain authenticated control agreements, all in form and substance satisfactory to the Trustee, from each issuer of uncertificated securities, securities intermediary, or commodities intermediary issuing or holding any financial assets or commodities to or for any Grantor;

          (d) Letter of Credit Rights. Each Grantor that is or becomes the beneficiary of a letter of credit shall promptly, to the extent such assets constitute Collateral, and in any event within two (2) Business Days after becoming a beneficiary, notify the Trustee thereof and,

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subject to the provisions of the Intercreditor Agreement, after an Event of
Default occurs and during the continuation thereof, upon the request by the Trustee, enter into a tri-party agreement with the Trustee and the issuer and/or confirmation bank with respect to Letter-of-Credit Rights (as that term is defined in the UCC) assigning such Letter-of-Credit Rights to the Trustee and, subject to the provisions of the Intercreditor Agreement, directing all payments thereunder to the Disbursement Account;

          (e) Commercial Tort Claims. Each Grantor shall promptly notify the Trustee in writing upon incurring or otherwise obtaining a Commercial Tort Claim against any third party after the date hereof and promptly amend Schedule 5 to this Agreement, authorize the filing of additional, or amendments to existing, Uniform Commercial Code financing statements and do such other acts or things deemed reasonably necessary or desirable by the Trustee to give the Trustee a second-priority perfected security interest in any such Commercial Tort Claim;

          (f) Government Contracts. If any Chattel Paper arises out of a contract or contracts with the United States of America or any department, agency, or instrumentality thereof, to the extent such assets constitute Collateral, the Grantors shall immediately notify the Trustee thereof in writing and execute any instruments or take any steps reasonably required by the Trustee in order that all moneys due or to become due under such contract or contracts shall be assigned, to the extent the Grantors are not obligated at such time to assign such moneys to the Intercreditor Agent (as defined in the Intercreditor Agreement) under the Senior Lender Documents (as defined in the Intercreditor Agreement), to the Trustee for the benefit of the Noteholders and notice thereof given under the Federal Assignment of Claims Act of 1940 or other Applicable Law; provided it shall not be a Default hereunder if the governmental department, agency or instrumentality fails to respond;

          (g) Intellectual Property.

               (i) In order to facilitate filings with the United States Patent and Trademark Office and the United States Copyright Office, each Grantor shall execute and deliver to the Trustee one or more Copyright Security Agreements, Trademark Security Agreements and Patent Security Agreements to evidence the Trustee's Lien on such Grantor's Patents, Trademarks and Copyrights, and the General Intangibles of such Grantor relating thereto or represented thereby.

               (ii) In the event that any of the Patent, Trademark or Copyright Collateral is infringed upon, or misappropriated or diluted by a third party in a manner that has a material adverse effect on the Grantors, taken as a whole, such Grantor shall comply with Section 6(e) of this Agreement. Each Grantor shall have the duty, to the extent necessary or economically desirable in the operation of such Grantor's business, (1) to promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, (2) to prosecute diligently any trademark application or service mark application that is part of the Trademarks pending as of the date hereof or hereafter until the termination of this Agreement, (3) to prosecute diligently any patent application that is part of the Patents pending as of the date hereof or hereafter until the termination of this Agreement, and (4) to take all reasonable and necessary action to preserve and maintain all of such Grantor's Trademarks, Patents, Copyrights, Intellectual Property

Licenses, and its rights therein, including the filing of applications for renewal, affidavits of use, affidavits of noncontestability and opposition and interference and cancellation proceedings. Any expenses incurred in connection with the foregoing shall be borne by the appropriate Grantor. Each Grantor further agrees not to abandon any Trademark, Patent, Copyright or Intellectual Property License that is necessary or economically desirable in the operation of such Grantor's business.

               (iii) The Grantors acknowledge and agree that the Trustee and the Noteholders shall have no duties with respect to the Trademarks, Patents, Copyrights or Intellectual Property Licenses. Without limiting the generality of this Section 6(g), the Grantors acknowledge and agree that none of the Trustee or the Noteholders, including the Initial Purchasers, shall be under any obligation to take any steps necessary to preserve rights in the Trademarks, Patents, Copyrights or Intellectual Property Licenses against any other Person, but, subject to the provisions of the Intercreditor Agreement, any Noteholder or the Trustee may do so at its option from and after the occurrence of an Event of Default, and all expenses incurred in connection therewith (including, without limitation, reasonable fees and expenses of attorneys and other professionals for the Noteholders and the Trustee) shall be for the sole account of the appropriate Grantor and shall be added to the obligations secured hereby.

               (iv) In the event any Grantor, either itself or through any agent, employee, licensee or designee, files an application for the registration of any Patent, Trademark or Copyright with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency, it shall give the Trustee written notice thereof within 10 days thereafter. Promptly upon any such filing, each Grantor shall comply with
Section 6(g)(i) hereof;

          (h) Reincorporate. Each Grantor covenants and agrees that such Grantor will not, without at least thirty (30) days' prior written notice to the Trustee, reincorporate or reorganize itself under the laws of any jurisdiction other than the jurisdiction in which such Grantor is incorporated or organized as of the date hereof;

          (i) Insurance; Risk of Loss. The Grantors shall, at their own expense, maintain insurance with respect to the Collateral in such amounts, against such risks, in such form and with such insurers, as set forth in the Credit Agreement. Each Grantor agrees to pay all required taxes, liens and assessments upon the Collateral, and its use or operation, as required under the Credit Agreement;

          (j) Transfers and Other Liens. The Grantors shall not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, except Collateral as expressly otherwise permitted by the Indenture, or (ii) create or permit to exist any Lien upon or with respect to any of the Collateral of any of the Grantors, except for Permitted Liens. The inclusion of Proceeds in the Collateral shall not be deemed to constitute the Trustee's consent to any sale or other disposition of any of the Collateral except as expressly permitted in this Agreement, the Indenture or the other Note Documents; and

          (k) Other Actions as to Any and All Collateral. Each Grantor shall promptly notify the Trustee in writing upon acquiring or otherwise obtaining any Collateral after the date hereof consisting of Trademarks, Patents, Copyrights, Intellectual Property Licenses, Investment Property, Chattel Paper (electronic, tangible or otherwise), documents (as defined in the UCC), or instruments (as defined in the
UCC) and, in accordance with Section 8 hereof or otherwise upon the request of the Trustee, promptly execute such other documents, or, if applicable, subject to the provisions of the Intercreditor Agreement, deliver such Chattel Paper or other documents in accordance with Section 6 hereof and do such other acts or things deemed reasonably necessary or desirable by the Trustee to protect the Security Interest therein.

          (l) Cash Proceeds from Non-cash Collateral. Each Grantor shall hold all cash proceeds realized from the sale, transfer, conveyance or other disposition of any non-cash Collateral in a "deposit account" segregated from any cash property of such Grantor related to or realized from the monetization of any Accounts or Inventory of such Grantor.

     7. Relation to Other Security Documents. The provisions of this Agreement shall be read and construed with the other Note Documents referred to below in the manner so indicated.

          (a) Pledge Agreement. In the event any Grantor executes and delivers to the Trustee a pledge agreement pursuant to which such Grantor pledges to the Trustee all of the Equity Interests of such Grantor's Subsidiary or Subsidiaries, such pledge agreement shall control to the extent there is any inconsistency between this Agreement and such pledge agreement with respect to the pledge of such Equity Interests.

          (b) Patent, Trademark, Copyright Security Agreements. The provisions of the Copyright Security Agreements, Trademark Security Agreements and Patent Security Agreements are supplemental to the provisions of this Agreement, and nothing contained in the Copyright Security Agreements, Trademark Security Agreements or the Patent Security Agreements shall limit any of the rights or remedies of the Trustee hereunder.

     8. Further Assurances.

          (a) Each Grantor agrees that from time to time, at its own expense, such Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be reasonably necessary or that the Trustee may reasonably request in accordance with the provisions of the Intercreditor Agreement, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Trustee to exercise and enforce its rights and remedies hereunder with respect to any of the Collateral.

          (b) Each Grantor authorizes the filing of such financing or continuation statements, or amendments thereto, and such Grantor will execute and deliver to the Trustee such other instruments or notices, as may be reasonably necessary or as the Trustee may reasonably request in accordance with the provisions of the Intercreditor Agreement, in order to perfect and preserve the Security Interest granted or purported to be granted hereby.

          (c) Each Grantor authorizes the Trustee to file, transmit, or communicate, as applicable, Uniform Commercial Code financing statements, in-lieu financing statements and amendments describing the Collateral as "all personal property of debtor other than Accounts and Inventory and any proceeds thereof" or "all assets of debtor other than Accounts and Inventory and any proceeds thereof" or words of similar effect, in order to perfect the Trustee's security interest in the Collateral, without such Grantor's signature to the extent permitted by Applicable Law. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by Applicable Law. Each Grantor also hereby ratifies its authorization for the Trustee to have filed in any jurisdiction any financing statements, in-lieu of financing statements or amendments thereto if filed prior to the date hereof.

          (d) Each Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement filed in connection with this Agreement, subject to such Grantor's rights under Section 9-509(d)(2) of the UCC and the provisions of the Intercreditor Agreement.

     9. The Trustee's Right to Perform Contracts. Subject to the provisions of the Intercreditor Agreement, upon the occurrence of an Event of Default, the Trustee (or its designee) may, but is under no obligation to, proceed to perform any and all of the obligations of any Grantor contained in any contract, lease or other agreement and exercise any and all rights of any Grantor therein contained as fully as such Grantor itself could.

     10. Trustee Appointed Attorney-in-Fact. Each Grantor hereby irrevocably appoints the Trustee its attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, at such time as an Event of Default has occurred and is continuing under the Indenture, to, subject to the provisions of the Intercreditor Agreement, take any action and execute any instrument which is necessary or advisable or that the Trustee may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

          (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in connection with the Collateral of such Grantor;

          (b) to receive and open all mail addressed to such Grantor and to notify postal authorities to change the address for the delivery of mail to such Grantor to that of the Trustee;

          (c) to receive, indorse, and collect any drafts or other instruments, documents, Negotiable Collateral and Chattel Paper in each case to the extent constituting Collateral in connection therewith;

          (d) to file any claims or take any action or institute any proceedings which the Trustee may deem necessary or desirable for the collection of any of the Collateral of such Grantor or otherwise to enforce the rights of the Trustee with respect to any of the Collateral;

          (e) to use any labels, Patents, Trademarks, trade names, URLs, domain names, industrial designs, Copyrights, advertising matter or other industrial or intellectual property rights, in advertising for sale and selling Collateral and to collect any amounts due under contracts or Negotiable Collateral constituting Collateral of such Grantor; and

          (f) the Trustee on behalf of the Noteholders shall have the right, subject to the provisions of the Intercreditor Agreement, but shall not be obligated, to bring suit in its own name to enforce the Trademarks, Patents, Copyrights and Intellectual Property Licenses and, if the Trustee shall commence any such suit, the appropriate Grantor shall, at the request of the Trustee, do any and all lawful acts and execute any and all proper documents reasonably required by the Trustee in aid of such enforcement.

          To the extent permitted by law, each Grantor hereby ratifies all that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and shall be irrevocable until this Agreement is terminated.

     11. Trustee May Perform. If any of the Grantors fails to perform any agreement contained herein, the Trustee, subject to the provisions of the Intercreditor Agreement, may, but is not obligated to, itself perform, or cause performance of, such agreement, and the reasonable expenses of the Trustee incurred in connection therewith shall be payable, jointly and severally, by the Grantors. The Trustee shall endeavor to provide prior written notice of the Trustee's performance under this Section 11, but failure to give such notice shall not affect the Trustee's rights under this Section 11.

     12. Trustee's Duties. The powers conferred on the Trustee hereunder are solely to protect the Trustee's interest in the Collateral for the benefit of the Noteholders and shall not impose any duty upon the Trustee to exercise any such powers. Except for the safe custody of any Collateral in its actual possession and the accounting for moneys actually received by it hereunder, the Trustee shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Trustee shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its actual possession if such Collateral is accorded treatment substantially equal to that which the Trustee accords its own property.

     13. Collection of General Intangibles and Negotiable Collateral. At any time upon the occurrence and during the continuation of an Event of Default, the Trustee or the Trustee's designee may, subject to the provisions of the Intercreditor Agreement, (a) notify any Person (as defined in the Indenture) that the General Intangibles, Chattel Paper and Negotiable Collateral (other than any of the foregoing that constitute proceeds of accounts receivable or inventory of the Grantors) have been assigned to the Trustee for the benefit of the Noteholders or that the Trustee has a security interest therein, and (b) collect the General Intangibles and Negotiable Collateral (other than any of the foregoing that constitute proceeds of accounts receivable or inventory of the Grantors) directly, and any collection costs and expenses shall constitute part of such Grantor's Secured Obligations under the Indenture. Each Grantor agrees that it will hold in trust for the Trustee, as the Trustee's trustee, any funds that it receives and, subject to the provisions of the Intercreditor Agreement, immediately will deliver such funds to the Trustee in their original form as received by such Grantor.

     14. Remedies. Upon the occurrence and during the continuance of an Event of Default, subject to the provisions of the Intercreditor Agreement:

          (a) The Trustee may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein, in the other Loan Documents, or otherwise available to it, all the rights and remedies of a secured party upon a default under the UCC. Without limiting the generality of the foregoing, each Grantor expressly agrees that in any such event the Trustee, without demand of performance or other demand, advertisement or notice of any kind (except a notice specified below of time and place of public or private sale or as expressly required by the Indenture) to or upon any of the Grantors or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the UCC and other Applicable Law), may take immediate possession of the Collateral and (i) require the Grantors to, and each Grantor hereby agrees that it will at its own expense and upon request of the Trustee forthwith, assemble all or part of the Collateral as directed by the Trustee and make it available to the Trustee at one or more locations where such Grantor regularly maintains Inventory and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Trustee's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Trustee may deem commercially reasonable. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least fifteen (15) days' notice to any of the Grantors of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification and specifically such notice shall constitute a reasonable "authenticated notification of disposition" within the meaning of Section 9-611 of the Uniform Commercial Code, as in effect from time to time in any applicable jurisdiction. The Trustee shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Trustee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          (b) The Trustee is hereby granted a license or other right to use, without liability for royalties or any other charge, each Grantor's labels, Patents, Copyrights, rights of use of any name, trade secrets, trade names, Trademarks, service marks and advertising matter, URLs, domain names, industrial designs, other industrial or intellectual property or any property of a similar nature, whether owned by any of the Grantors or with respect to which any of the Grantors have rights under license, sublicense or other agreements, as it pertains to the Collateral, in preparing for sale, advertising for sale and selling any Collateral, and each Grantor's rights under all licenses and all franchise agreements shall inure to the benefit of the Trustee.

          (c) Any cash held by the Trustee as Collateral and all cash proceeds received by the Trustee in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied in whole or in part by the Trustee against all or any amounts due under the Secured Obligations in such order as may be set forth in the Indenture. Any surplus of such cash or cash proceeds held by the Trustee and remaining after payment in full of all the Secured Obligations shall be delivered to the Grantors.

          (d) Each Grantor hereby acknowledges that the Secured Obligations arose out of a commercial transaction, and agrees that, if an Event of Default shall occur, the Trustee shall have the right to an immediate writ of possession without notice of a hearing. The Trustee shall have the right to the appointment of a receiver for the properties and assets of each of the Grantors, and each Grantor hereby consents to such rights and such appointment and hereby waives any objection such Grantors may have thereto or the right to have a bond or other security posted by the Trustee.

     15. Remedies Cumulative. Each right, power, and remedy of the Trustee as provided for in this Agreement or in the other Note Documents or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Agreement or in the other Note Documents or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by the Trustee, of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by the Trustee of any or all such other rights, powers or remedies.

     16. Marshalling. The Trustee shall not be required to marshal any present or future collateral security (including, without limitation, the Collateral) for, or other assurances of payment of, the Secured Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that it lawfully may, each Grantor hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Trustee's rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Secured Obligations or under which any of the Secured Obligations is outstanding or by which any of the Secured Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, each Grantor hereby irrevocably waives the benefits of all such laws.

     17. Indemnity and Expenses.

          (a) Each Grantor, jointly and severally, agrees to indemnify the Trustee, the Initial Purchasers and the Noteholders from and against all claims, lawsuits and liabilities (including reasonable attorneys' fees) growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement) or any other Note Document to which such Grantor is a party, except claims, losses or liabilities resulting from the gross negligence or willful misconduct of the party seeking indemnification as determined by a final non-appealable order of a court of competent jurisdiction. This provision shall survive the termination of this Agreement and the Indenture and the repayment of the Secured Obligations.

          (b) The Grantors shall, upon demand, pay to the Trustee, jointly and severally, the amount of any and all expenses, including, without limitation, the reasonable fees and expenses of its counsel incurred and the fees and expenses of any experts and agents, which the Trustee may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or, upon an Event of Default, the sale of, collection from, or other realization upon, any of the Collateral in accordance with this Agreement and the other Note Documents, (iii) the exercise or enforcement of any of the rights of the Trustee hereunder or (iv) the failure by any of the Grantors to perform or observe any of the provisions hereof.

     18. Merger, Amendments; Etc. THIS WRITTEN AGREEMENT, TOGETHER WITH THE OTHER NOTE DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE

PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. No waiver of any provision of this Agreement, and no consent to any departure by any of the Grantors herefrom, shall in any event be effective unless the same shall be in writing and signed by the Trustee, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No amendment of any provision of this Agreement shall be effective unless the same shall be in writing and signed by the Trustee and each of the Grantors to which such amendment applies.

     19. Addresses for Notices. All notices and other communications provided for hereunder shall be given in the form and manner and delivered to the Trustee at its address specified in the Indenture, and to any of the Grantors at their respective addresses specified in the Indenture, or, as to any party, at such other address as shall be designated by such party in a written notice to the other party.

     20. Continuing Security Interest: Assignments under Indenture. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the Secured Obligations have been paid in full in cash or otherwise satisfied to the satisfaction of the Trustee, (b) be binding upon each of the Grantors, and their respective successors and assigns, and (c) inure to the benefit of, and be enforceable by, the Trustee, and its successors, transferees and assigns. Upon payment in full in cash, or other satisfaction to the satisfaction of the Trustee, of the Secured Obligations, the security interest granted hereby shall terminate and all rights to the Collateral shall immediately revert to the Grantors or any other Person entitled thereto. At such time as the Secured Obligations have been paid in full in cash or otherwise satisfied to the satisfaction of the Trustee, the Trustee will promptly authorize the filing of appropriate termination statements to terminate the Security Interest. No transfer or renewal, extension, assignment or termination of this Agreement, the Indenture, any other Note Document or any other instrument or document executed and delivered by the Company or any of the Grantors to the Trustee, nor the taking of further security, nor the retaking or re-delivery of the Collateral to the Company and the Grantors, or any of them, by the Trustee, nor any other act of the Noteholders, or any of them, shall release any of the Grantors from any obligation, except a release or discharge executed in writing by the Trustee with respect to such obligation or payment of such obligation or upon payment in full in cash, or other satisfaction to the satisfaction of the Trustee, of the Secured Obligations. The Trustee shall not by any act, delay, omission or otherwise, be deemed to have waived any of its rights or remedies hereunder, unless such waiver is in writing and signed by the Trustee and then only to the extent therein set forth. A waiver by the Trustee of any right or remedy on any occasion shall not be construed as a bar to the exercise of any such right or remedy which the Trustee would otherwise have had on any other occasion. In the event of any sale of Collateral permitted by Section 11.03 of the Indenture, or any other permitted sale of all or any portion of the Collateral that may be permitted by the Trustee, the Trustee will, promptly upon the written request of the appropriate Grantor, execute and deliver to the relevant Grantor termination statements provided to the Trustee to terminate the Security Interest in such Collateral.

     21. Governing Law. This Agreement is intended to take effect as a sealed instrument and shall be construed in accordance with and governed by the laws of the State of New York, except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular Collateral are governed by the laws of a jurisdiction other than the State of New York.

     22. New Subsidiaries. Pursuant to Section 4.20 of the Indenture, any new direct or indirect Subsidiary (whether by acquisition, creation or designation) of the Company is required to enter into this Agreement by executing and delivering in favor of the Trustee an instrument in the form of Annex 1 attached hereto. Upon the execution and delivery of Annex 1 by such new Subsidiary, such Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of any instrument adding an additional Grantor as a party to this Agreement shall not require the consent of any Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor hereunder.

     23. Trustee. Each reference herein to any right granted to, benefit conferred upon or power exercisable by the "Trustee" shall be a reference to Trustee for the benefit of the Noteholders, and each action taken or right exercised hereunder shall be deemed to have been so taken or exercised by Trustee for the benefit of the Noteholders.

     24. Miscellaneous.

          (a) This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. In proving this Agreement or any other Loan Document in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signatures delivered by a party by facsimile transmission or by e-mail transmission shall be deemed an original signature hereto.

          (b) Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

          (c) Headings used in this Agreement are for convenience only and shall not be used in connection with the interpretation of any provision hereof.

          (d) The pronouns used herein shall include, when appropriate, either gender and both singular and plural, and the grammatical construction of sentences shall conform thereto.

          (e) Notwithstanding anything herein to the contrary, (i) the liens and security interests granted to the Trustee pursuant to this Agreement are expressly subject and subordinate to the liens and security interests granted to the Administrative Agent (and its permitted successors and assigns), for the benefit of the credit parties, pursuant to the Credit Agreement and the related security documents dated as of September 9, 2004 (as further amended, restated, refinanced, replaced, supplemented or otherwise modified from time to time), by and among the Company, the Administrative Agent, the lenders and the other credit parties party thereto and the other parties party thereto and (ii) the exercise of any right or remedy by the Trustee hereunder is subject to the limitations and provisions of the Intercreditor Agreement. In the event of any conflict between the terms of the Intercreditor Agreement and the terms of this Agreement, the terms of the Intercreditor Agreement shall govern.

          (f) In connection with its appointment and acting hereunder, the Trustee is entitled to all rights, privileges, protections, benefits and immunities provided to it under the Indenture.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the undersigned parties hereto have executed this Agreement by and through their duly authorized officers, as of the day and year first above written.

GRANTORS:                              SECURUS TECHNOLOGIES, INC., a Delaware
                                       corporation


                                       By: /s/ Lewis Schoenwetter
                                           -------------------------------------
                                       Name: Lewis Schoenwetter
                                       Title: Vice President


                                       T-NETIX, INC., a Delaware corporation


                                       By: /s/ Lewis Schoenwetter
                                           -------------------------------------
                                       Name: Lewis Schoenwetter
                                       Title: Vice President


                                       TELEQUIP LABS, INC., a Nevada corporation


                                       By: /s/ Lewis Schoenwetter
                                           -------------------------------------
                                       Name: Lewis Schoenwetter
                                       Title: Vice President


                                       T-NETIX TELECOMMUNICATIONS SERVICES,
                                       INC., a Texas corporation


                                       By: /s/ Lewis Schoenwetter
                                           -------------------------------------
                                       Name: Lewis Schoenwetter
                                       Title: Vice President


                                       SPEAKEZ, INC., a Colorado corporation


                                       By: /s/ Lewis Schoenwetter
                                           -------------------------------------
                                       Name: Lewis Schoenwetter
                                       Title: Vice President

SECURITY AGREEMENT

                                       T-NETIX MONITORING CORPORATION, a
                                       Colorado corporation


                                       By: /s/ Lewis Schoenwetter
                                           -------------------------------------
                                       Name: Lewis Schoenwetter
                                       Title: Vice President


                                       EVERCOM HOLDINGS, INC., a Delaware
                                       corporation


                                       By: /s/ Lewis Schoenwetter
                                           -------------------------------------
                                       Name: Lewis Schoenwetter
                                       Title: Vice President


                                       EVERCOM, INC., a Delaware corporation


                                       By: /s/ Lewis Schoenwetter
                                           -------------------------------------
                                       Name: Lewis Schoenwetter
                                       Title: Vice President


                                       EVERCOM SYSTEMS, INC., a Delaware
                                       corporation


                                       By: /s/ Lewis Schoenwetter
                                           -------------------------------------
                                       Name: Lewis Schoenwetter
                                       Title: Vice President


                                       FORTUNELINX, INC., a Delaware corporation


                                       By: /s/ Lewis Schoenwetter
                                           -------------------------------------
                                       Name: Lewis Schoenwetter
                                       Title: Vice President


                                       EVERCONNECT, INC., a Delaware corporation


                                       By: /s/ Lewis Schoenwetter
                                           -------------------------------------
                                       Name: Lewis Schoenwetter
                                       Title: Vice President

SECURITY AGREEMENT

TRUSTEE:                               THE BANK OF NEW YORK TRUST COMPANY,
                                       N.A., as Trustee


                                       By: /s/ George Bemister
                                           -------------------------------------
                                       Name: George Bemister
                                       Title: Assistant Vice President

SECURITY AGREEMENT

                                   SCHEDULE 1

                                   COPYRIGHTS

                                   SCHEDULE 2

                         INTELLECTUAL PROPERTY LICENSES

                                   SCHEDULE 3

                                     PATENTS

                                   SCHEDULE 4

                                   TRADEMARKS

                                   SCHEDULE 5

                             COMMERCIAL TORT CLAIMS

                                   SCHEDULE 6

                     NAME; TRADE NAMES; FEIN; ORGANIZATIONAL
                              IDENTIFICATION NUMBER

                                   SCHEDULE 7

              LIST OF UNIFORM COMMERCIAL CODE FILING JURISDICTIONS

                             Grantor   Jurisdictions

                                                   Annex 1 to Security Agreement
                                                              Form of Supplement

     Supplement No. ____ (this "Supplement") dated as of _______________, 20__, to the Security Agreement dated as of September 9, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the "Security Agreement") by each of the parties listed on the signature pages thereto and those additional entities that thereafter become parties thereto (each a "Grantor") and The Bank of New York Trust Company, N.A., in its capacity as Trustee for the Noteholders (the "Trustee").

                                   WITNESSETH:

     WHEREAS, pursuant to (a) that certain Indenture dated as of September 9, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the "Indenture") among Securus Technologies, Inc., a Delaware corporation, as issuer (the "Company"), the subsidiaries of the Company party thereto as guarantors (the "Guarantors") and the Trustee, and (b) the Purchase Agreement dated as of August 18, 2004 (the "Purchase Agreement"), among the Company, the Guarantors, Credit Suisse First Boston LLC and Morgan Stanley & Co. Incorporated (the "Initial Purchasers"), the Company is issuing $154,000,000 aggregate principal amount of its Second-Priority Senior Secured Notes Due 2011 (the "Notes") which will be guaranteed on a senior secured basis by the Guarantors;

     WHEREAS, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement;

     WHEREAS, the Grantors have entered into the Security Agreement in order to induce the Trustee to enter into the Indenture and continue to perform its duties thereunder; and

     WHEREAS, pursuant to Section 4.20 of the Indenture, new direct or indirect Subsidiaries of the Company must execute and deliver certain Security Documents, including the Security Agreement, and the execution of the Security Agreement by the undersigned new Grantor or Grantors (collectively, the "New Grantors") may be accomplished by the execution of this Supplement in favor of the Trustee for the benefit of the Noteholders.

     NOW, THEREFORE, for and in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the New Grantor hereby agrees as follows:

     1. In accordance with Section 22 of the Security Agreement, the New Grantor, by its signature below, becomes a "Grantor" under the Security Agreement with the same force and effect as if originally named therein as a "Grantor" and the New Grantor hereby (a) agrees to all of the terms and provisions of the Security Agreement applicable to it as a "Grantor" thereunder and (b) represents and warrants that the representations and warranties made by it as a "Grantor" thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Grantor, as security for the payment and performance in full of the Secured Obligations, does hereby grant, assign, and pledge to the Trustee, for the benefit of the Noteholders, a security interest in and security title to all Collateral of the New Grantor to secure the full and prompt payment of the Secured Obligations. Schedule 1, "Copyrights", Schedule 2, "Intellectual Property Licenses", Schedule 3, "Patents", Schedule 4, "Trademarks", Schedule 5, "Commercial Tort Claims",
Schedule 6, "Name; Trade Names;

FEIN; organizational identification number", and Schedule 7, "Uniform Commercial Code Filing Jurisdictions" attached hereto supplement Schedule 1, Schedule 2,
Schedule 3, Schedule 4, Schedule 5, Schedule 6, and Schedule 7, respectively, to the Security Agreement and shall be deemed a part thereof for all purposes of the Security Agreement. Each reference to a "Grantor" in the Security Agreement shall be deemed to include the New Grantor. The Security Agreement is incorporated herein by reference.

     2. The New Grantor represents and warrants to the Trustee and the Noteholders that this Supplement has been duly executed and delivered by the New Grantor and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws affecting creditors' rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

     3. This Supplement may be executed in multiple counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. Delivery of a counterpart hereof by facsimile transmission or by e-mail transmission shall be as effective as delivery of a manually executed counterpart hereof.

     4. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

     5. This Supplement shall be construed in accordance with and governed by the laws of the State of New York.

     6. Notwithstanding anything herein to the contrary, (i) the liens and security interests granted to the Trustee pursuant to this Agreement are expressly subject and subordinate to the liens and security interests granted to the Administrative Agent (and its permitted successors and assigns), for the benefit of the credit parties, pursuant to the Credit Agreement and the related security documents dated as of September 9, 2004 (as further amended, restated, refinanced, replaced, supplemented or otherwise modified from time to time), by and among the Company, the Administrative Agent, the lenders and the other credit parties party thereto and the other parties party thereto and (ii) the exercise of any right or remedy by the Trustee hereunder is subject to the limitations and provisions of the Intercreditor Agreement. In the event of any conflict between the terms of the Intercreditor Agreement and the terms of this Agreement, the terms of the Intercreditor Agreement shall govern.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the New Grantor and the Trustee have duly executed this Supplement to the Security Agreement as of the day and year first above written.

NEW GRANTOR:                            [NAME OF NEW GRANTOR]


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        Address:

                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------


TRUSTEE:                                THE BANK OF NEW YORK TRUST COMPANY, N.A.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

SUPPLEMENT TO SECURITY AGREEMENT

                                    EXHIBIT A

                          COPYRIGHT SECURITY AGREEMENT

     This COPYRIGHT SECURITY AGREEMENT (this "Copyright Security Agreement") is made this ___ day of ___________, ____, among the Grantors listed on the signature pages hereof (the "Grantors"), and The Bank of New York Trust Company, N.A., in its capacity as Trustee under the Indenture (as defined below) (the "Trustee").

                                   WITNESSETH:

     WHEREAS, pursuant to (a) that certain Indenture dated as of September 9, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the "Indenture") among Securus Technologies, Inc., a Delaware corporation, as issuer (the "Company"), the subsidiaries of the Company party thereto as guarantors (the "Guarantors") and the Trustee, and (b) the Purchase Agreement dated as of August 18, 2004 (the "Purchase Agreement"), among the Company, the Guarantors, Credit Suisse First Boston LLC and Morgan Stanley & Co. Incorporated (the "Initial Purchasers"), the Company is issuing $154,000,000 aggregate principal amount of its Second-Priority Senior Secured Notes Due 2011 (the "Notes") which will be guaranteed on a senior secured basis by the Guarantors;

     WHEREAS, in order to induce the Initial Purchasers to enter into the Purchase Agreement and to induce the Initial Purchasers to purchase the Notes, the Grantors have agreed to grant a continuing Lien on the Collateral in order to secure the prompt and complete payment, observance and performance of the Secured Obligations, by the granting of the security interest contemplated by the Security Agreement (as defined below);

     WHEREAS, the Trustee is willing to enter into the Indenture, but only upon the condition, among others, that the Grantor shall have executed and delivered to the Trustee, for the benefit of the Noteholders, that certain Security Agreement dated as of September 9, 2004 (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the "Security Agreement"); and

     WHEREAS, pursuant to the Security Agreement, the Grantor is required to execute and deliver to the Trustee, for the benefit of the Noteholders, this Copyright Security Agreement.

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor hereby agrees as follows:

     1. DEFINED TERMS. All capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement.

     2. GRANT OF SECURITY INTEREST IN COPYRIGHT COLLATERAL. The Grantor hereby grants to the Trustee, for the benefit of the Noteholders, a continuing security interest in all of the Grantor's right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the "Copyright Collateral"):

          (a) all of such Grantor's Copyrights and Copyright Intellectual Property Licenses to which it is a party including those referred to on Schedule I hereto;

          (b) all renewals or extensions of the foregoing; and

          (c) all products and proceeds of the foregoing, including, without limitation, any claim by the Grantor against third parties for past, present or future infringement of any Copyright or any Copyright licensed under any Intellectual Property License.

     3. SECURITY AGREEMENT. The security interests granted pursuant to this Copyright Security Agreement are granted in conjunction with the security interests granted to the Trustee, for the benefit of the Noteholders, pursuant to the Security Agreement. The Grantor hereby acknowledges and affirms that the rights and remedies of the Trustee with respect to the security interest in the Copyright Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

     4. AUTHORIZATION TO SUPPLEMENT. The Grantors shall give the Trustee prompt notice in writing of any additional United States copyright registrations or applications therefor after the date hereof. The Grantors hereby authorize the Trustee unilaterally to modify this Agreement by amending Schedule I to include any future United States registered copyrights or applications therefor of such Grantor. Notwithstanding the foregoing, no failure to so modify this Copyright Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from the Trustee's continuing security interest in all Collateral, whether or not listed on Schedule I.

     5. COUNTERPARTS. This Copyright Security Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. In proving this Copyright Security Agreement or any other Note Document in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signatures delivered by a party by facsimile transmission or by e-mail transmission shall be deemed an original signature hereto.

     6. Notwithstanding anything herein to the contrary, (i) the liens and security interests granted to the Trustee pursuant to this Copyright Security Agreement are expressly subject and subordinate to the liens and security interests granted to the Administrative Agent (and its permitted successors and assigns), for the benefit of the credit parties, pursuant to the Credit Agreement and the related security documents dated as of September 9, 2004 (as further amended, restated, refinanced, replaced, supplemented or otherwise modified from time to time), by and among the Company, the Administrative Agent, the lenders and the other credit parties party thereto and the other parties party thereto and (ii) the exercise of any right or remedy by the Trustee hereunder is subject to the limitations and provisions of the Intercreditor Agreement. In the event of any conflict between the terms of the Intercreditor Agreement and the terms of this Agreement, the terms of the Intercreditor Agreement shall govern.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, each Grantor has caused this Copyright Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

                                        ----------------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        ----------------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

COPYRIGHT SECURITY AGREEMENT

                                        ACCEPTED AND ACKNOWLEDGED BY:

                                        THE BANK OF NEW YORK TRUST
                                        COMPANY, N.A., as the Trustee


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

COPYRIGHT SECURITY AGREEMENT

                                   SCHEDULE I
                                       TO
                          COPYRIGHT SECURITY AGREEMENT

                             COPYRIGHT REGISTRATIONS

GRANTOR   COUNTRY   COPYRIGHT   REGISTRATION NO.   REGISTRATION DATE
-------   -------   ---------   ----------------   -----------------









                               COPYRIGHT LICENSES

                                    EXHIBIT B

                          TRADEMARK SECURITY AGREEMENT

     This TRADEMARK SECURITY AGREEMENT (this "Trademark Security Agreement") is made this ___ day of ___________, ____, among the Grantors listed on the signature pages hereof (the "Grantors"), and Bank of New York Trust Company, N.A., as trustee under the Indenture (as defined below) (the "Trustee").

                                   WITNESSETH:

     WHEREAS, pursuant to (a) that certain Indenture dated as of September 9, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the "Indenture") among Securus Technologies, Inc., a Delaware corporation, as issuer (the "Company"), the subsidiaries of the Company party thereto as guarantors (the "Guarantors") and the Trustee, and (b) the Purchase Agreement dated as of August 18, 2004 (the "Purchase Agreement"), among the Company, the Guarantors, Credit Suisse First Boston LLC and Morgan Stanley & Co. Incorporated (the "Initial Purchasers"), the Company is issuing $154,000,000 aggregate principal amount of its Second-Priority Senior Secured Notes Due 2011 (the "Notes") which will be guaranteed on a senior secured basis by the Guarantors;

     WHEREAS, in order to induce the Initial Purchasers to enter into the Purchase Agreement and to induce the Initial Purchasers to purchase the Notes, the Grantors have agreed to grant a continuing Lien on the Collateral in order to secure the prompt and complete payment, observance and performance of the Secured Obligations, by the granting of the security interest contemplated by the Security Agreement (as defined below);

     WHEREAS, the Trustee is willing to enter into the Indenture, but only upon the condition, among others, that the Grantor shall have executed and delivered to the Trustee, for the benefit of the Noteholders, that certain Security Agreement dated as of September 9, 2004 (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the "Security Agreement"); and

     WHEREAS, pursuant to the Security Agreement, the Grantor is required to execute and deliver to the Trustee, for the benefit of the Noteholders, this Trademark Security Agreement.

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor hereby agrees as follows:

     1. DEFINED TERMS. All capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement.

     2. GRANT OF SECURITY INTEREST IN TRADEMARK COLLATERAL. The Grantor hereby grants to the Trustee, for the benefit of the Noteholders, a continuing security interest in all of the Grantor's right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the "Trademark Collateral"):

          (a) all of its Trademarks and Trademark Intellectual Property Licenses to which it is a party including those referred to on Schedule I hereto;

          (b) all renewals of the foregoing;

          (c) all goodwill of the business connected with the use of, and symbolized by, each Trademark and each Trademark Intellectual Property License; and

          (d) all products and proceeds of the foregoing, including, without limitation, any claim by the Grantor against third parties for past, present or future (i) infringement or dilution of any Trademark or any Trademark licensed under any Intellectual Property License or (ii) injury to the goodwill associated with any Trademark or any Trademark licensed under any Intellectual Property License.

     3. SECURITY AGREEMENT. The security interests granted pursuant to this Trademark Security Agreement are granted in conjunction with the security interests granted to the Trustee, for the benefit of the Noteholders, pursuant to the Security Agreement. The Grantor hereby acknowledges and affirms that the rights and remedies of the Trustee with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

     4. AUTHORIZATION TO SUPPLEMENT. If any Grantor shall obtain rights to any new trademarks, the provisions of this Trademark Security Agreement shall automatically apply thereto. The Grantors shall give prompt notice in writing to the Trustee with respect to any such new trademarks or renewal or extension of any trademark registration. Without limiting the Grantors' obligations under this Section 4, the Grantors hereby authorize the Trustee unilaterally to modify this Agreement by amending Schedule I to include any such new trademark rights of such Grantor. Notwithstanding the foregoing, no failure to so modify this Trademark Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from the Trustee's continuing security interest in all Collateral, whether or not listed on Schedule I.

     5. COUNTERPARTS. This Trademark Security Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. In proving this Trademark Security Agreement or any other Note Document in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signatures delivered by a party by facsimile transmission or by e-mail transmission shall be deemed an original signature hereto.

     6. Notwithstanding anything herein to the contrary, (i) the liens and security interests granted to the Trustee pursuant to this Trademark Security Agreement are expressly subject and subordinate to the liens and security interests granted to the Administrative Agent (and its permitted successors and assigns), for the benefit of the credit parties, pursuant to the Credit Agreement and the related security documents dated as of September 9, 2004 (as further amended, restated, refinanced, replaced, supplemented or otherwise modified from time to time), by and among the Company, the Administrative Agent, the lenders and the other credit parties party thereto and the other parties party thereto and (ii) the exercise of any right or remedy by the Trustee hereunder is subject to the limitations and provisions of the Intercreditor Agreement. In the event of any conflict between the terms of the Intercreditor Agreement and the terms of this Agreement, the terms of the Intercreditor Agreement shall govern.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, each Grantor has caused this Trademark Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.


                                        ----------------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        ----------------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

TRADEMARK SECURITY AGREEMENT

                                        ACCEPTED AND ACKNOWLEDGED
                                        BY:

                                        THE BANK OF NEW YORK TRUST
                                        COMPANY, N.A., as the Trustee


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

TRADEMARK SECURITY AGREEMENT

                                   SCHEDULE I
                                       to
                          TRADEMARK SECURITY AGREEMENT

                      TRADEMARK REGISTRATIONS/APPLICATIONS

                             APPLICATION/
GRANTOR   COUNTRY   MARK   REGISTRATION NO.   APP/REG DATE
-------   -------   ----   ----------------   ------------









                                   TRADE NAMES

                               TRADEMARK LICENSES

                                    EXHIBIT C

                            PATENT SECURITY AGREEMENT

     This PATENT SECURITY AGREEMENT (this "Patent Security Agreement") is made this ___ day of ___________, ____, among the Grantors listed on the signature pages hereof (the "Grantors"), and The Bank of New York Trust Company, N.A., in its capacity as trustee under the Indenture (as defined below) (the "Trustee").

                                   WITNESSETH:

     WHEREAS, pursuant to (a) that certain Indenture dated as of September 9, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the "Indenture") among Securus Technologies, Inc., a Delaware corporation, as issuer (the "Company"), the subsidiaries of the Company party thereto as guarantors (the "Guarantors") and the Trustee, and (b) the Purchase Agreement dated as of August 18, 2004 (the "Purchase Agreement"), among the Company, the Guarantors, Credit Suisse First Boston LLC and Morgan Stanley & Co. Incorporated (the "Initial Purchasers"), the Company is issuing $154,000,000 aggregate principal amount of its Second-Priority Senior Secured Notes Due 2011 (the "Notes") which will be guaranteed on a senior secured basis by the Guarantors;

     WHEREAS, in order to induce the Initial Purchasers to enter into the Purchase Agreement and to induce the Initial Purchasers to purchase the Notes, the Grantors have agreed to grant a continuing Lien on the Collateral in order to secure the prompt and complete payment, observance and performance of the Secured Obligations, by the granting of the security interest contemplated by the Security Agreement (as defined below);

     WHEREAS, the Trustee is willing to enter into the Indenture, but only upon the condition, among others, that the Grantor shall have executed and delivered to the Trustee, for the benefit of the Noteholders, that certain Security Agreement dated as of September 9, 2004 (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the "Security Agreement"); and

     WHEREAS, pursuant to the Security Agreement, the Grantor is required to execute and deliver to the Trustee, for the benefit of the Noteholders, this Patent Security Agreement.

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor hereby agrees as follows:

     1. DEFINED TERMS. All capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement.

     2. GRANT OF SECURITY INTEREST IN PATENT COLLATERAL. The Grantor hereby grants to the Trustee, for the benefit of the Noteholders, a continuing security interest in all of the Grantor's right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the "Patent Collateral"):

     (a) all of its Patents and Patent Intellectual Property Licenses to which it is a party including those referred to on Schedule I hereto;

     (b) all reissues, continuations or extensions of the foregoing; and

     (c) all products and proceeds of the foregoing, including, without limitation, any claim by the Grantor against third parties for past, present or future infringement of any Patent or any Patent licensed under any Intellectual Property License.

     3. SECURITY AGREEMENT. The security interests granted pursuant to this Patent Security Agreement are granted in conjunction with the security interests granted to the Trustee, for the benefit of the Noteholders, pursuant to the Security Agreement. The Grantor hereby acknowledges and affirms that the rights and remedies of the Trustee with respect to the security interest in the Patent Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

     4. AUTHORIZATION TO SUPPLEMENT. If any Grantor shall obtain rights to any new patentable inventions or become entitled to the benefit of any patent application or patent for any reissue, division, or continuation, of any patent, the provisions of this Patent Security Agreement shall automatically apply thereto. The Grantors shall give prompt notice in writing to the Trustee with respect to any such new patent rights. Without limiting the Grantors' obligations under this Section 4, the Grantors hereby authorize the Trustee unilaterally to modify this Agreement by amending Schedule I to include any such new patent rights of such Grantor. Notwithstanding the foregoing, no failure to so modify this Patent Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from the Trustee's continuing security interest in all Collateral, whether or not listed on Schedule I.

     5. COUNTERPARTS. This Patent Security Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. In proving this Patent Security Agreement or any other Note Document in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signatures delivered by a party by facsimile transmission or by e-mail transmission shall be deemed an original signature hereto.

     6. Notwithstanding anything herein to the contrary, (i) the liens and security interests granted to the Trustee pursuant to this Patent Security Agreement are expressly subject and subordinate to the liens and security interests granted to the Administrative Agent (and its permitted successors and assigns), for the benefit of the credit parties, pursuant to the Credit Agreement and the related security documents dated as of September 9, 2004 (as further amended, restated, refinanced, replaced, supplemented or otherwise modified from time to time), by and among the Company, the Administrative Agent, the lenders and the other credit parties party thereto and the other parties party thereto and (ii) the exercise of any right or remedy by the Trustee hereunder is subject to the limitations and provisions of the Intercreditor Agreement. In the event of any conflict between the terms of the Intercreditor Agreement and the terms of this Agreement, the terms of the Intercreditor Agreement shall govern.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, each Grantor has caused this Patent Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

                                            ------------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                            ------------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

PATENT SECURITY AGREEMENT

                                        ACCEPTED AND ACKNOWLEDGED
                                        BY:

                                        THE BANK OF NEW YORK TRUST
                                        COMPANY, N.A., as the Trustee


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

PATENT SECURITY AGREEMENT

                                   SCHEDULE I
                                       TO
                            PATENT SECURITY AGREEMENT

                       PATENT REGISTRATIONS/APPLICATIONS

                               APPLICATION/
GRANTOR   COUNTRY   PATENT   REGISTRATION NO.   APP/REG DATE
-------   -------   ------   ----------------   ------------









                                 PATENT LICENSES